Exhibit 99.1




              SIMTEK REPORTS SECOND QUARTER 2005 FINANCIAL RESULTS

        Record Orders Received for Its Flagship .25 Micron Product Family

         Plan to Raise Working Capital through Sale of Q-Dot Subsidiary

           Readies Production Launch of 0.25 micron Family of Products

COLORADO SPRINGS, Colorado - August 11, 2005, - Simtek Corporation (OTC Bulletin
Board: SRAM ), the inventor, pioneer, and world's leading supplier of advanced nonvolatile static random access memory (nvSRAM) products, today announced its financial results for the second quarter ended June 30, 2005.

Company Highlights in the second quarter
o $4 million equity investment and development agreement with Cypress Semiconductor
o  Strengthened management and Board of Directors
o  Working capital helped by waiver on repayment of Renn Cap debenture
o  Yield on legacy products stabilized and improved ~20%
o  Shippable units per wafer on 1 Megabit devices increased by 3x to 5x
o  Record new orders for 1 Megabit devices nearing 10% of total bookings
o  Plans to outsource sort and test underway
o  Plan to raise working capital by selling Q-Dot subsidiary announced
o  Annual Shareholders' meeting anticipated for October 27, 2005
o  Positive book to bill ratio of 1.23 for second quarter

Simtek announces its intention to raise working capital by selling its Q-Dot subsidiary. In accordance with FAS 144 Q-Dot will be treated as an asset held for sale in the financial reporting for this fiscal period and year. All discussions of the financial results below refer to continuing operations.

Revenue for the second quarter of 2005 was $2.2 million compared to $3.7 million in the second quarter of 2004, and $3.0 million in the first quarter of 2005. Net loss for the second quarter of 2005 was $2.9 million, or ($0.05) per share. The net loss in the current quarter compares with a net loss of $.8 million, or ($0.02) per share, in the second quarter of 2004, and with a net loss of $.9 million, or ($0.02) per share, in the first quarter of 2005.

In the quarter the company included a $49 thousand expense to Cypress Semiconductor as part of the company's process development agreement. In



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addition, the company recorded charges totaling $1.5 million in connection with significant design and process revisions of the company's 0.25 micron product family and costs associated with the management restructuring announced in May. Excluding the effect of the $1.5 million charges described above and the expenses related to the Cypress Semiconductor development, adjusted-GAAP net loss for the second quarter of 2005 was $1.4 million, or ($0.02) per basic share, compared with adjusted-GAAP net loss of $.8 million, or ($0.02) per share, in the second quarter of 2004, and with adjusted-GAAP net losses of $.9 million, or ($0.02) per basic share, in the first quarter of 2005. There was no difference between GAAP and adjusted-GAAP net income/loss in the first quarter of 2005 or in the second quarter of 2004.

Simtek reports net income or loss in accordance with GAAP and additionally uses adjusted-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude charges related to unusual or non-recurring expenses the Company may incur from time to time, such as costs related to expenses from Cypress Semiconductor under the companies' process development agreement, restructuring, and other non-recurring costs. Management does not believe that these items are part of the core operational activities of the business. Management also believes that these adjusted-GAAP measures are important to investor understanding of the Company's disclosures regarding current and future operating results. These adjusted-GAAP measures are not in accordance with, or an alternative for GAAP, and may be different from adjusted-GAAP measures used by other companies.

Pursuant to the requirements of Regulation G, following is a reconciliation of the adjusted-GAAP financial measures to the most comparable GAAP financial measures:

(Amounts in thousands, except per share amounts)             Three Months      Three Months         Six Months        Six Months
                                                                2005              2004                 2005             2004

Loss from Continuing Operations as reported                  $    (2,869)      $      (845)         $   (3,850)       $   (1,911)

Adjusted-GAAP items:
Costs associated with Cypress development                             49                 -                  49                 -
Costs associated with .25 micron product
 and management restructuring                                      1,456                 -               1,456                 -
                                                             -----------       -----------          ----------        ----------
Adjusted-GAAP Loss from Continuing Operations                $    (1,364)      $      (845)         $   (2,345)       $   (1,911)
                                                             ===========       ===========          ==========        ==========

Per Share Data:

Loss from Continuing Operations as reported                  $     (0.05)      $     (0.02)         $    (0.06)       $    (0.03)
Costs associated with Cypress development                    $         -       $         -          $        -        $        -
Costs associated with .25 micron product and management
restructuring                                                $      0.03       $         -          $     0.03                 -
                                                             -----------       -----------          ----------        ----------
Adjusted-GAAP Loss Per Share from Continuing Operations      $     (0.02)      $     (0.02)         $    (0.03)       $    (0.03)
                                                             ===========       ===========          ==========        ==========

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



The book to bill ratio for the quarter was 1.23 representing strong orders for legacy and 0.25 micron devices in the company's traditional RAID controller market as well as expansion of adoption of products into more diverse market segments.

Harold A. Blomquist, president, chairman, and chief executive officer, stated, "Simtek has embarked on a plan to raise working capital through the sale of Q-Dot, and to significantly improve operating efficiencies and cost of manufacturing through an expansion of the relationship with Amkor (NASDAQ:AMKR), outsourcing back end operation, and through improved management of fab processes by both primary fab partners, Chartered Semiconductor (NASDAQ:CHRT) and DongbuAnam Semiconductor. Early test results show yields on the new 0.25 micron products are now at levels that make this a very cost effective product. Yields on legacy products have stabilized and are significantly improved in Chartered's Fab 2. We expect to see improvement in the gross margins from these products in the third and fourth quarters."

"First time production orders were received in the quarter from two of the world's leading RAID controller companies, building on the long-time relationships with these customers in the past. Initial revenue from these orders will be realized in the third and fourth quarters. New orders for 1 megabit products booked in June were more than $200,000, representing an increase of more than 175% over any single month so far this year," Blomquist went on to say.

Thomas Surrette, managing director of the non-volatile memory business at Cypress Semiconductor Corp. (NYSE: CY), and a director of Simtek stated, "Cypress is excited about the early results achieved with Simtek as a process development partner. On July 1st, we jointly achieved the first of several major process and product development milestones on the 0.13-micron Silicon-Oxide-Nitride-Oxide-Silicon (SONOS) nonvolatile memory process targeted for 2006 production in our Minnesota fab. We are also pleased with the developing business relationship with Simtek and are confident that by combining our strengths in the market, both Simtek and Cypress can enjoy significantly improved business prospects."

Simtek anticipates holding its 2005 Annual Shareholder's Meeting on Thursday, October 27th, 2005. Further information will be announced separately.

Conference Call

Simtek management's teleconference will be webcast live at www.companyboardroom.com and at www.simtek.com and will be available thereafter on both websites for replay for 90 days, several hours after the completion of the call. Simtek is introducing a new teleconference webcast with today's call, which will reach a much broader population of parties who are interested in semiconductors and Simtek.

How to participate on the teleconference portion

Simtek Second-Quarter and First Six Month's 2005 Results Teleconference

August 11, 10:30a.m. Eastern time, call 1-800-474-8920 (U.S. toll-free number) or 719-457-2727 (local) and mention ID code: SRAM. The conference call will also be webcast live.


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


                                     ASSETS

                                                                                                June 30, 2005     December 31, 2004
                                                                                                (Unaudited)

CURRENT ASSETS:

     Cash and cash equivalents                                                                  $  1,721,000        $  2,147,000
     Restricted investments                                                                        3,000,000                --
     Accounts receivable - trade, net                                                                973,000           2,439,000
     Inventory, net                                                                                1,472,000           1,870,000
     Prepaid expenses and other current assets                                                       130,000              85,000
     Assets from discontinued operations                                                             112,000             384,000
                                                                                                ------------        ------------
         Total current assets                                                                      7,408,000           6,925,000
EQUIPMENT AND FURNITURE, net                                                                         769,000             772,000
DEFERRED FINANCING COSTS                                                                              66,000              75,000
OTHER ASSETS                                                                                          28,000              33,000
OTHER ASSETS FROM DISCONTINUED OPERATIONS                                                            163,000             171,000
                                                                                                ------------        ------------

     TOTAL ASSETS                                                                               $  8,434,000        $  7,976,000
                                                                                                ============        ============


                       LIABILITES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                                           $  1,545,000        $  2,054,000
     Accrued expenses                                                                              1,000,000             357,000
     Accrued vacation payable                                                                        149,000             160,000
     Accrued wages                                                                                   101,000              30,000
     Obligation under capital leases                                                                  38,000              47,000
     Liabilities from discontinued operations                                                        153,000             326,000
                                                                                                ------------        ------------
         Total current liabilities                                                                 2,986,000           2,974,000
DEBENTURES, NET OF CURRENT                                                                         3,000,000           3,000,000
OBLIGATIONS UNDER CAPITAL LEASES, NET OF CURRENT PORTION                                                --                13,000
                                                                                                ------------        ------------
         Total liabilities                                                                         5,986,000           5,987,000
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
     Preferred stock, $1.00 par value; 2,000,000 shares authorized,
         none issued                                                                                    --                  --
     Common stock, $.01 par value; 300,000,000 shares authorized,
         70,699,973 and 70,689,973 shares issued and outstanding
         at June 30, 2005 and 62,881,679 and 62,871,679 shares
         issued and outstanding at December 31, 2005                                                 707,000             629,000
     Additional paid-in capital                                                                   46,076,000          41,778,000
     Treasury stock, at cost; 10,000 shares                                                          (12,000)            (12,000)
     Accumulated deficit                                                                         (44,323,000)        (40,406,000)
                                                                                                ------------        ------------
         Total shareholders' equity                                                                2,448,000           1,989,000
                                                                                                ------------        ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                      $  8,434,000        $  7,976,000
                                                                                                ============        ============


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



                                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (Unaudited)

                                                             Three Months Ended June 30,               Six Months Ended June 30,
                                                             ---------------------------               -------------------------
                                                               2005                2004                2005                2004
                                                               ----                ----                ----                ----

NET SALES                                                  $  2,204,000        $  3,686,000        $  5,180,000        $  6,621,000

     Cost of sales                                            1,675,000           2,378,000           3,683,000           4,491,000
                                                           ------------        ------------        ------------        ------------

GROSS MARGIN                                                    529,000           1,308,000           1,497,000           2,130,000

OPERATING EXPENSES:
     Research and development costs                           1,917,000           1,396,000           3,126,000           2,601,000
     Sales and marketing                                        444,000             418,000             844,000             802,000
     General and administrative                                 987,000             284,000           1,274,000             531,000
                                                           ------------        ------------        ------------        ------------

           Total operating expenses                           3,348,000           2,098,000           5,244,000           3,934,000
                                                           ------------        ------------        ------------        ------------

LOSS FROM CONTINUING OPERATIONS                              (2,819,000)           (790,000)         (3,747,000)         (1,804,000)

OTHER INCOME (EXPENSE):
     Interest income                                              7,000               5,000              12,000              13,000
     Interest expense                                           (57,000)            (60,000)           (114,000)           (120,000)
     Other expense                                                 --                  --                (1,000)               --
                                                           ------------        ------------        ------------        ------------

           Total other income (expense)                         (50,000)            (55,000)           (103,000)           (107,000)
                                                           ------------        ------------        ------------        ------------

LOSS FROM CONTINUING OPERATIONS
     BEFORE PROVISION FOR INCOME TAXES                       (2,869,000)           (845,000)         (3,850,000)         (1,911,000)

     Provision for income taxes                                    --                  --                  --                  --
                                                           ------------        ------------        ------------        ------------

LOSS FROM CONTINUING OPERATIONS                              (2,869,000)           (845,000)         (3,850,000)         (1,911,000)

LOSS FROM DISCONTINUED OPERATIONS                               (36,000)            (85,000)            (68,000)            (56,000)
                                                           ------------        ------------        ------------        ------------

NET INCOME (LOSS)                                          $ (2,905,000)       $   (930,000)       $ (3,918,000)       $ (1,967,000)
                                                           ============        ============        ============        ============

NET LOSS PER COMMON SHARE:
     Basic and diluted
     Loss from continuing operations                       $       (.05)       $       (.02)       $       (.06)       $       (.03)
     Loss from discontinued operations                             (.00)               (.00)               (.00)               (.00)
                                                           ------------        ------------        ------------        ------------
     Total                                                 $       (.05)       $       (.02)       $       (.06)       $       (.03)
                                                           ============        ============        ============        ============

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING:
     Basic and diluted                                       63,226,984          57,395,172          65,299,377          57,209,142
                                                           ============        ============        ============        ============


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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting Simtek's future growth. These forward-looking statements are inherently difficult to predict and involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, projections of future performance including predictions of future profitability and expectations of the business environment in which Simtek operates. For a detailed discussion of these and other risk factors, please refer to Simtek's filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-KSB and subsequent Form 10-Q and Form 8-K filings.

SOURCE:  Simtek Corporation

IR Contact:
Sheldon Lutch
Fusion IR & Communications
 212-268-1816
 sheldon@fusionir.com



























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